UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

AMYRIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 450-0761

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	Nasdaq Global Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 11, 2021, Amyris, Inc. (the “Company”) entered into (i) a Share Purchase Agreement (the “MGE Agreement”) with MG Empower Ltd., a private company incorporated under the laws of England and Wales (“MG Empower”) and the securityholders of MG Empower (the “MGE Selling Stockholders”) as set forth therein, (ii) an Agreement and Plan of Merger and Reorganization (the “Olika Merger Agreement”) with OLIKA Inc. (“Olika”), a Delaware corporation and the stockholders’ representative, as set forth therein (the “Olika Selling Stockholders”), and (iii) a Note Purchase Agreement (together with the MGE Agreement and the Olika Merger Agreement, collectively, the “Purchase Agreements”) with Olika and the selling stockholders party thereto (the “Olika Noteholders” and together with the MGE Selling Stockholders and the Olika Selling Stockholders, collectively the “Selling Stockholders”).

Subject to the terms and conditions of the Purchase Agreements, the Company has agreed (i) to acquire the outstanding shares of MG Empower from the MGE Selling Stockholders, (ii) to enter into a certain plan of merger with Olika and (iii) to purchase the outstanding notes from the Olika Noteholders, respectively, for an aggregate consideration that consists of an issuance by the Company of shares of the Company’s common stock representing, collectively, less than 1% of the Company’s outstanding shares (the “Unregistered Securities”) to certain Selling Stockholders.

Furthermore, pursuant to the terms and conditions of the Purchase Agreements, the Company agreed to file a prospectus supplement, which supplements the Prospectus filed with the SEC on April 7, 2021 together with a Registration Statement on Form S-3ASR (File No. 333-255105), to register the resale of the Unregistered Securities (the “Offering”). Each of the Selling Stockholders may sell its respective Unregistered Securities. The Company will not receive any proceeds from the Offering.

A copy of the opinion of Fenwick & West LLP, relating to the validity of certain of the shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01.	Other Events.

Exhibit No.	Description

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 5, 2021, the prospectus supplement related to the Selling Stockholders, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company’s cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company’s undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: August 19, 2021	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Chief Financial Officer